EXHIBIT 23.2

                    Consent of Shelley International, C.P.A.
                     Independent Certified Public Accountant

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated March 31, 2004, which appears in the Annual Report on Form 10-KSB of 12 to 20 Plus, Inc., for the fiscal year ending December 31, 2003.

           /s/ Shelley International, C.P.A.
           ---------------------------------
           Mesa, Arizona

August 3, 2004